DREYFUS CALIFORNIA INTERMEDIATE MUNICIPAL BOND FUND
LETTER TO SHAREHOLDERS
Dear Shareholder:
    We are pleased to provide you with this report on the Dreyfus California Intermediate Municipal Bond Fund. For its semi-annual reporting period ended September 30, 1996, your portfolio achieved a total return of 2.53%, which includes bond price changes and interest income.* Income dividends exempt from Federal and State of California personal income taxes of approximately $.301 per share were paid to shareholders.** This is equivalent to an annualized tax-free distribution rate per share of 4.47%.***
THE ECONOMY
    Low inflation in the face of ongoing strong growth in new jobs and low unemployment remained the big economic story over the reporting period. On September 24, the Federal Reserve Board's Open Market Committee ("the Fed") again decided against raising interest rates. Despite what appeared to be a sharp split within the Fed, the Central Bank kept the Fed Funds rate at 5.25%.
    The potential resurgence in inflation has been a primary concern of the Fed as the economic expansion continues. Yet inflation has remained subdued. The Consumer Price Index has risen just 2.9% over the past twelve months. Furthermore, indications of inflation at crude, intermediate and finished goods levels, as measured by the Producer Price Index, remained well-behaved. There appear to be few signs of inflation in the production pipeline.
    The past inverse relationship between unemployment and inflation has so far not prevailed during this economic expansion. Most recently, the unemployment rate fell to 5.1%, its lowest level in seven years. Job growth has continued to be robust. Yet despite signs of a tightening labor market, wage gains, considered by many economists to be a harbinger of future inflation, remained modest, as have virtually all measures of inflation.
    Buoyed by such good news, consumers remained confident. The Conference Board's Consumer Confidence Index has risen since the beginning of the year and was near a six-year high by the end of the reporting period. Yet, there were some signs that consumer spending was moderating from its strong pace in the first half of the year. Retail sales remained subdued all summer.
Consumer borrowing rose over the reporting period, continuing the three-year trend of steady increases in credit.
    Industrial production has risen consistently since February and businesses showed some signs of inventory accumulation by late summer. Corporate pricing power still seems to be in check. In a survey of member corporations released in mid-September, the National Federation of Independent Business reported that only 20% of its respondents planned to increase prices in coming months.
    Despite all these favorable developments, we are alert for signs of potential economic excess that could result in a resurgence in inflation.
THE MARKET
    The municipal bond market, like its taxable counterparts, has been buffeted by an unusual amount of price volatility during the past year. The market continues to be preoccupied with the periodic releases of key economic data, and this has resulted in large and dramatic swings in bond prices and yields. At this juncture, it appears that for now the Fed will maintain a hands-off policy toward interest rates. However, there continues to be no clear consensus regarding the future direction of the economy or its strength, or of inflation, as evidenced by a fairly equal division of opinion among economists. The prevailing uncertain state of affairs has taken its toll on the psyche
(not to mention the profits) of many market traders as a sharp decline in prices one day is quickly followed the next by a reverse move.
    In view of the municipal bond market's price activity over the past year, we reiterate our belief that investors maintain a long-term perspective and not be unduly influenced by short-term price swings. The sharp market sell-off last winter, followed by a strong rally during the summer, followed recently by yet another climb and then a subsequent fall in yields, underscores this point.
    In California, the economy continues to strengthen. Employment in the State is now above the prerecession high. This has resulted in a much improved financial picture. While it is generally expected that California's finances will remain stable, local municipalities could suffer should certain restructuring initiatives on the November ballot be ratified by the State's voters.
THE PORTFOLIO
    At the time of our last letter to shareholders (dated April 15, 1996) the fixed income markets were in the throes of a major bear market move. A large percentage of the portfolio is weighted in the 6 - 9 year sector of the curve, with a considerable amount of cushion (higher coupon) bonds; the credit quality breakdown currently has over 50% in AAA securities.
    Included in this report is a series of detailed statements about your Fund's holdings and its financial condition. We hope they are informative. Please know that we appreciate greatly your continued confidence in the Fund and The Dreyfus Corporation.
                              Very truly yours,

                          [Richard J. Moynihan signature logo]

                              Richard J. Moynihan
                              Director, Municipal Portfolio Management
                              The Dreyfus Corporation
October 15, 1996
New York, N.Y.

*      Total return includes reinvestment of dividends and any capital gains paid.
**    Some income may be subject to the Federal Alternative Minimum Tax (AMT)
for certain shareholders.
*** Distribution rate per share is based upon dividends per share paid from net investment income during the period (annualized), divided by the net asset value per share at the end of the period.


DREYFUS CALIFORNIA INTERMEDIATE MUNICIPAL BOND FUND
STATEMENT OF INVESTMENTS                       SEPTEMBER 30, 1996 (UNAUDITED)
                                                                                                     PRINCIPAL
LONG-TERM MUNICIPAL INVESTMENTS-98.7%                                                                  AMOUNT         VALUE
                                                                                                       _______       _______
CALIFORNIA-96.1%
Alameda County, COP (Capital Projects) 6%, 6/1/2000.........................                        $  500,000      $ 520,440
State of California, GO 6.20%, 9/1/2002.....................................                           500,000        539,010
California Department of Water Resources, Water Systems Revenue
    (Central Valley Project):
      5.90%, 12/1/2005......................................................                         1,175,000      1,260,058
      5.90%, 12/1/2017......................................................                         2,500,000      2,194,575
California Health Facilities Financing Authority, Revenue:
    (Adventist Health System / West) 6.40%, 3/1/2002 (Insured; MBIA)........                           500,000        542,090
    (Downey Community College):
      5.10%, 5/15/2002......................................................                         2,500,000      2,485,375
      5.20%, 5/15/2003......................................................                         2,500,000      2,483,275
    (Marin General Hospital):
      5.50%, 8/1/2001 (Insured; FSA)........................................                         1,580,000      1,646,834
      5.60%, 8/1/2002 (Insured; FSA)........................................                         1,670,000      1,752,331
      5.70%, 8/1/2003 (Insured; FSA)........................................                         1,760,000      1,859,123
    Refunding (Saint Francis Memorial Hospital) 5.75%, 11/1/2003............                         1,130,000      1,143,029
California Housing Finance Agency, Revenue:
    (Home Mortgage) 5.80%, 8/1/2003.........................................                         1,125,000      1,154,610
    (Multi-Unit Rental Housing) 6.50%, 8/1/2005.............................                           500,000        526,240
California Pollution Control Financing Authority, PCR (Laidlaw, Inc.)
    6.50%, 5/1/2002 (LOC; Bank of America) (a)..............................                         1,500,000      1,538,475
California Public Capital Improvements Financing Authority, Revenue
    (Joint Powers Agency-Pooled Projects) 8.25%, 3/1/1998...................                           200,000        209,318
California Public Works Board, LR:
    (Department of Corrections-Calipatria) 6.10%, 9/1/2003 (Insured; MBIA)..                         1,000,000      1,076,040
    Refunding (Various Universities of California Projects) 5.10%, 6/1/2004.                         3,070,000      3,063,614
    (Secretary of State) 6.10%, 12/1/2004 (Insured; AMBAC)..................                         6,100,000      6,623,807
    (Various Community College Projects ) 6%, 12/1/2008 (Insured; AMBAC)....                         3,975,000      4,166,635
    (Various Universities of California Projects) 5.90%, 12/1/2003 (Insured; AMBAC)                  1,000,000      1,071,060
California Statewide Community Development Authority, LR:
    COP, Refunding (Huntington Memorial Hospital) 5.50%, 7/1/2020...........                         4,000,000      3,924,040
    (Oakland Convention Centers Project) 6%, 10/1/2004 (Insured; AMBAC).....                         2,700,000      2,893,239
Central California Joint Powers Health Financing Authority, COP
    (Community Hospital of California Project) 5.25%, 2/1/2013..............                         4,000,000      3,651,120
Central Coast Water Authority, Revenue (Water Project)
    6.15%, 10/1/2005 (Insured; AMBAC).......................................                         2,000,000      2,154,780
Central Valley Financing Authority, Cogeneration Project Revenue
    (Carson Ice General Project) 5.70%, 7/1/2003............................                         2,000,000      1,997,580
Contra Costa County, COP (Merrithew Memorial Hospital Replacement)
    6.20%, 11/1/2001........................................................                         1,145,000      1,195,014

DREYFUS CALIFORNIA INTERMEDIATE MUNICIPAL BOND FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                           SEPTEMBER 30, 1996 (UNAUDITED)
                                                                                                   PRINCIPAL
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                          AMOUNT          VALUE
                                                                                                       _______       _______
CALIFORNIA (CONTINUED)
Daly City, COP, Refunding:
    5.30%, 6/1/2001 (Insured; MBIA).........................................                    $    1,170,000    $ 1,208,200
    5.30%, 6/1/2002 (Insured; MBIA).........................................                         1,230,000      1,270,910
East Bay Municipal Utility District, Water Systems Revenue, Refunding:
    6%, 6/1/2004............................................................                         1,365,000      1,461,642
    6%, 6/1/2005............................................................                           560,000        595,818
    6.10%, 6/1/2006.........................................................                         2,000,000      2,124,820
Encinitas Union School District, COP (Measure B Capital Projects):
    4.875%, 9/1/2000........................................................                         1,000,000      1,009,370
    5%, 9/1/2001............................................................                         1,000,000      1,011,690
Escondido Joint Powers Financing Authority, LR:
    (Escondido Civic Center Project) 6%, 9/1/2005 (Insured; AMBAC)..........                         1,400,000      1,515,920
    Refunding (California Center for the Arts) 5.90%, 9/1/2010 (Insured; AMBAC)                      3,440,000      3,567,968
Fontana Redevelopment Agency, Tax Allocation, Refunding
    (Jurupa Hills Redevelopment Project) 6.90%, 10/1/2002...................                           435,000        460,769
Garden Grove Agency, Community Development, Tax Allocation, Refunding
    (Garden Grove Community Project):
      5.20%, 10/1/2001......................................................                         1,225,000      1,242,750
      5.30%, 10/1/2002......................................................                         1,285,000      1,305,444
Industry Urban Development Agency, Tax Allocation, Refunding
    (Civic Recreation Project No. 1) 5.40%, 5/1/2002 (Insured; MBIA)........                         2,500,000      2,588,100
Long Beach, COP (Fleet Services Project) 6.10%, 5/1/2001....................                           500,000        530,455
Long Beach Harbor, Revenue 4.50%, 5/15/2002.................................                         5,240,000      5,182,098
City of Los Angeles:
    Harbor Department, Revenue:
      5%, 8/1/2002..........................................................                         3,690,000      3,747,564
      5%, 8/1/2003..........................................................                         5,085,000      5,146,274
      6%, 8/1/2006..........................................................                         1,320,000      1,385,419
      6%, 8/1/2014..........................................................                         6,500,000      6,631,950
    Judgement Obligation 5%, 8/1/2002.......................................                         3,000,000      3,039,630
    Mortgage, Refunding:
      5.75%, 7/1/2002 (Insured; MBIA).......................................                           825,000        847,646
      5%, 1/1/2005 (Insured; MBIA)..........................................                           840,000        839,370
    Wastewater System, Revenue:
      5.90%, 6/1/2003 (Insured; AMBAC)......................................                         1,000,000      1,066,830
      6%, 6/1/2004 (Insured; AMBAC).........................................                         1,000,000      1,073,380
Los Angeles, Multi-Family Revenue (Earthquake Rehabilitation Projects)
    5.65%, 12/1/2025 (Insured; FNMA)........................................                        10,000,000     10,169,200

DREYFUS CALIFORNIA INTERMEDIATE MUNICIPAL BOND FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                             SEPTEMBER 30, 1996 (UNAUDITED)
                                                                                                    PRINCIPAL
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                           AMOUNT         VALUE
                                                                                                       _______       _______
CALIFORNIA (CONTINUED)
Los Angeles County, COP:
    7%, 3/1/2003............................................................                    $    1,000,000    $ 1,045,150
    (Edmund D. Edelman Children's Court):
      5.80%, 4/1/2001 (Insured; AMBAC)......................................                           500,000        525,915
      6%, 4/1/2003 (Insured; AMBAC).........................................                           500,000        535,625
    (Hospital Information System-LAC-USU Medical Center) 5.90%, 12/1/1997...                           400,000        406,108
    (Marina Del Ray) 5.50%, 7/1/1997........................................                         5,155,000      5,196,859
Los Angeles County Capital Asset Leasing Corporation, Leasehold Revenue, Refunding
    5.75%, 12/1/2004 (Insured; AMBAC).......................................                         2,600,000      2,760,602
Los Angeles County Metropolitan Transportation Commission, Sales Tax Revenue,
    Refunding 5.50%, 7/1/2007...............................................                         3,350,000      3,409,060
Los Angeles County Sanitation Districts Financing Authority, Revenue (Capital Project)
    5.375%, 10/1/2013 (Insured; MBIA).......................................                         2,625,000      2,576,280
Los Angeles County Transportation Commission, Sales Tax Revenue, Refunding:
    5.75%, 7/1/2001 (Insured; FGIC).........................................                         1,250,000      1,315,275
    6%, 7/1/2004 (Insured; FGIC)............................................                         2,000,000      2,151,660
Los Angeles Department of Water & Power, Electric Plant Revenue, Crossover Refunding:
    5.70% 9/1/2011 (Insured; FGIC)..........................................                         3,500,000      3,538,570
    5.75% 9/1/2013..........................................................                         2,000,000      1,998,820
Los Angeles Municipal Improvement Corp., Sanitation Equipment Charge Revenue
    5.50%, 2/1/2003 (Insured; FSA)..........................................                         5,000,000      5,209,700
Martinez Unified School District, Refunding:
    5.25%, 8/1/2001.........................................................                         1,030,000      1,049,725
    5.50%, 8/1/2003.........................................................                         1,170,000      1,198,022
    5.75%, 8/1/2004.........................................................                         1,240,000      1,278,886
Mojave Water Agency (Improvement District M-Morongo Basin):
    5.875%, 9/1/1999........................................................                           690,000        718,435
    6%, 9/1/2000............................................................                           730,000        768,515
Northern California Power Agency, Public Power Revenue, Refunding
    (Hydroelectric Power Project):
      5.75%, 7/1/2001 (Insured; MBIA).......................................                         1,210,000      1,273,186
      5.80%, 7/1/2002 (Insured; MBIA).......................................                           570,000        603,738
Oakland, COP, Refunding (Oakland Museum) 6%, 4/1/2012 (Insured; AMBAC)......                         2,500,000      2,545,700
Oakland Redevelopment Agency, Refunding
    (Central District Redevelopment-Senior Tax Allocation):
      5.65%, 2/1/2003 (Insured; AMBAC)......................................                         1,500,000      1,575,105
      5.75%, 2/1/2004 (Insured; AMBAC)......................................                         1,500,000      1,584,765
Orange County Municipal Water District, Water Facilities Corp., Refunding
    (Allen-McColloch Pipeline) 5%, 7/1/2006 (Insured; MBIA).................                         5,380,000      5,352,939

DREYFUS CALIFORNIA INTERMEDIATE MUNICIPAL BOND FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                            SEPTEMBER 30, 1996 (UNAUDITED)
                                                                                                     PRINCIPAL
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                           AMOUNT         VALUE
                                                                                                      _______       _______
CALIFORNIA (CONTINUED)
Pasadena, COP, Refunding (Capital Project):
    5.90%, 1/1/2002.........................................................                        $  250,000    $   261,058
    6%, 1/1/2003............................................................                           400,000        420,340
Port Oakland, Revenue:
    Port:
      5.50%, 11/1/1999 (Insured; MBIA)......................................                         1,000,000      1,030,220
      6.10%, 11/1/2003 (Insured; MBIA)......................................                         1,245,000      1,331,938
    Special Facilities (Mitsui O.S.K. Lines Ltd.)
      6.40%, 1/1/2003 (LOC; Industrial Bank of Japan) (a)...................                         1,000,000      1,047,240
Riverside County, Asset Leasing Corp., Leasehold Revenue
    (Riverside County Hospital Project) 5.90%, 6/1/2002.....................                         3,000,000      3,050,220
San Bernardino County, COP (West Valley Detention Center)
    5.90%, 11/1/2001 (Insured; MBIA)........................................                         1,000,000      1,062,270
San Diego County Regional Transportation Commission, Sales Tax Revenue:
    5.50%, 4/1/2005.........................................................                         6,000,000      6,228,900
    5.50%, 4/1/2007 (Insured; FGIC).........................................                         2,500,000      2,569,275
San Diego County Unified School District, COP (Capital Projects, Phase XI)
    4.10%, 7/1/2002.........................................................                         7,500,000      7,232,100
San Francisco City and County:
    5.50%, 6/15/2009 (Insured; FGIC)........................................                         2,500,000      2,519,550
    5.50%, 6/15/2010 (Insured; FGIC)........................................                         2,500,000      2,510,925
San Francisco City and County Airports Commission, International Airport
Revenue:
    Refunding 6.20%, 5/1/2004...............................................                           500,000        541,205
    6.20%, 5/1/2015.........................................................                         1,325,000      1,360,815
San Francisco Unified School District, COP, Refunding
    5.70%, 9/1/2003 (Insured; MBIA).........................................                         1,000,000      1,047,170
City of Santa Cruz, COP, Refunding (1992 Refunding Project):
    5.875%, 5/1/1998........................................................                           500,000        512,700
    6%, 5/1/1999............................................................                           500,000        517,845
Santa Maria Redevelopment Agency, Revenue, Refunding
    (Town and West Side Parking Facilities) 4.625%, 6/1/2001 (Insured; FSA).                         2,665,000      2,665,959
Sierra View Local Hospital District, Health Facility Revenue:
    5.80%, 3/1/2002 (Guaranteed by; State of California)....................                           500,000        513,510
    5.90%, 3/1/2003 (Guaranteed by; State of California)....................                           755,000        778,511
Southern California Public Power Authority, Refunding, Transmission Project Revenue
    (Southern Transmission Project) 5.625%, 7/1/2003........................                         1,800,000      1,887,282
Southern California Rapid Transit District, Revenue
    (Special Benefit Assessment District) 5.75%, 9/1/2005 (Insured; AMBAC)..                         8,750,000      9,252,688


DREYFUS CALIFORNIA INTERMEDIATE MUNICIPAL BOND FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                           SEPTEMBER 30, 1996 (UNAUDITED)
                                                                                                      PRINCIPAL
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                             AMOUNT       VALUE
                                                                                                       _______      _______
CALIFORNIA (CONTINUED)
University of California, COP (Various Capital Projects) 5.55%, 9/1/2010....                    $    6,325,000    $ 6,339,421
Watsonville Mammoth Lakes, COP 7.50%, 6/1/1999..............................                            65,000         65,353
U.S. RELATED-2.6%
Commonwealth of Puerto Rico, Improvement Revenue, Refunding 5.10%, 7/1/2002.                         2,000,000      2,000,820
Guam Airport Authority, Revenue 5.80%, 10/1/1999............................                         1,705,000      1,741,640
Puerto Rico Public Buildings Authority, Guaranteed Public Education and
Health Facilities
    6.60%, 7/1/2004 (Prerefunded 7/1/2002) (b)..............................                           500,000        556,605
Virgin Islands Public Finance Authority, Revenue, Refunding 6.60%, 10/1/1998                         1,530,000      1,583,474
                                                                                                                _____________
TOTAL LONG-TERM MUNICIPAL INVESTMENTS (cost $214,385,674)...................                                     $219,942,603
                                                                                                                =============

SHORT-TERM MUNICIPAL INVESTMENTS-1.3%
California Pollution Control Financing Authority, PCR (Pacific Gas and
Electric) VRDN
    3.80% (LOC; Bank of America) (a,c)
    (cost $3,000,000).......................................................                    $    3,000,000    $ 3,000,000
                                                                                                                _____________
TOTAL INVESTMENTS (cost $217,385,674).......................................                                     $222,942,603
                                                                                                                  =============


DREYFUS CALIFORNIA INTERMEDIATE MUNICIPAL BOND FUND

SUMMARY OF ABBREVIATIONS
AMBAC         American Municipal Bond Assurance Corporation      LOC     Letter of Credit
COP           Certificate of Participation                       LR      Lease Revenue
FGIC          Financial Guaranty Insurance Company               MBIA    Municipal Bond Investors Assurance
FNMA          Federal National Mortgage Association                           Insurance Corporation
FSA           Financial Security Assurance                       PCR      Pollution Control Revenue
GO            General Obligation                                 VRDN    Variable Rate Demand Notes




SUMMARY OF COMBINED RATINGS (UNAUDITED)
FITCH (D)              OR          MOODY'S             OR         STANDARD & POOR'S                   PERCENTAGE OF VALUE
____                               ________                       _________________                   _____________________
AAA                                Aaa                            AAA                                        55.6%
AA                                 Aa                             AA                                         22.7
A                                  A                              A                                          13.6
BBB                                Baa                            BBB                                         3.8
F-1, F-1+                          VMIG, MIG1, P1                 SP1, A1                                     1.3
Not Rated(e)                       Not Rated(e)                   Not Rated(e)                                3.0
                                                                                                           ________
                                                                                                           100.0%
                                                                                                         ==========

NOTES TO STATEMENT OF INVESTMENTS:
(a)    Secured by letter of credit.
(b) Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
(c) Securities payable on demand. The interest rate, which is subject to change, is based upon bank prime rates or an index of market interest rates.
(d) Fitch currently provides creditworthiness information for a limited number of investments.
(e) Securities which, while not rated by Fitch, Moody's or Standard & Poor's have been determined by the Manager to be of comparable quality to those rated securities in which the Fund may invest.


See independent accountants' review report and notes to financial statements.





DREYFUS CALIFORNIA INTERMEDIATE MUNICIPAL BOND FUND
STATEMENT OF ASSETS AND LIABILITIES                  SEPTEMBER 30, 1996 (UNAUDITED)
ASSETS:
    Investments in securities, at value
      (cost $217,385,674)-see statement.....................................                                      $222,942,603
    Cash....................................................................                                           389,246
    Interest receivable.....................................................                                         3,339,136
    Prepaid expenses........................................................                                            10,515
                                                                                                                   ____________
                                                                                                                   226,681,500
LIABILITIES:
    Due to The Dreyfus Corporation and affiliates...........................                  $    124,038
    Payable for investment securities purchased.............................                     3,997,760
    Accrued expenses and other liabilities..................................                        48,742           4,170,540
                                                                                                  _________         __________
NET ASSETS..................................................................                                      $222,510,960
                                                                                                                  ============
REPRESENTED BY:
    Paid-in capital.........................................................                                      $225,608,849
    Accumulated net realized (loss) on investments..........................                                        (8,654,818)
    Accumulated net unrealized appreciation on investments-Note 3...........                                         5,556,929
                                                                                                                   ____________
NET ASSETS at value applicable to 16,734,084 shares outstanding
    (unlimited number of $.001 par value shares of Beneficial Interest
    authorized).............................................................                                      $222,510,960
                                                                                                                  ============
NET ASSET VALUE, offering and redemption price per share
    ($222,510,960 / 16,734,084 shares)......................................                                           $13.30
                                                                                                                       =======
STATEMENT OF OPERATIONS                     SIX MONTHS ENDED SEPTEMBER 30, 1996 (UNAUDITED)
INVESTMENT INCOME:
    INTEREST INCOME.........................................................                                      $ 5,949,914
    EXPENSES:
      Management fee-Note 2(a)..............................................                   $    677,120
      Shareholder servicing costs-Note 2(b).................................                        196,039
      Trustees' fees and expenses-Note 2(c).................................                         17,632
      Professional fees.....................................................                         15,812
      Custodian fees........................................................                         11,887
      Prospectus and shareholders' reports..................................                         1,908
      Registration fees.....................................................                         1,224
      Miscellaneous.........................................................                        16,974
                                                                                                ___________
          TOTAL EXPENSES....................................................                        938,596
      Less-reduction in management fee due to undertakings-Note 2(a)........                         64,808
                                                                                                ___________
          NET EXPENSES......................................................                                           873,788
                                                                                                                   ____________
          INVESTMENT INCOME-NET.............................................                                         5,076,126
REALIZED AND UNREALIZED GAIN ON INVESTMENTS-Note 3:
    Net realized (loss) on investments......................................                   $(1,251,006)
    Net unrealized appreciation on investments..............................                     1,655,882
                                                                                               ___________
          NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS...................                                           404,876
                                                                                                                   ____________
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                       $ 5,481,002
                                                                                                                  ============

See independent accountants' review report and notes to financial statements.


DREYFUS CALIFORNIA INTERMEDIATE MUNICIPAL BOND FUND
STATEMENT OF CHANGES IN NET ASSETS
                                                                                         YEAR ENDED          SIX MONTHS ENDED
                                                                                         MARCH 31,         SEPTEMBER 30, 1996
                                                                                           1996                (UNAUDITED)
                                                                                      ______________           ___________
OPERATIONS:
    Investment income-net................................................             $   11,020,899        $     5,076,126
    Net realized gain (loss) on investments..............................                   830,021              (1,251,006)
    Net unrealized appreciation on investments for the period............                 3,856,435               1,655,882
                                                                                      ______________            ___________
      NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...............                15,707,355               5,481,002
                                                                                      ______________            ___________
DIVIDENDS TO SHAREHOLDERS FROM;
    Investment income-net................................................               (10,964,940)           (5,132,085)
                                                                                      ______________            ___________
BENEFICIAL INTEREST TRANSACTIONS:
    Net proceeds from shares sold........................................               106,772,841              21,205,759
    Dividends reinvested.................................................                 7,738,675               3,709,221
    Cost of shares redeemed..............................................              (128,845,074)            (33,110,278)
                                                                                      ______________            ___________
      (DECREASE) IN NET ASSETS FROM BENEFICIAL INTEREST TRANSACTIONS.....               (14,333,558)             (8,195,298)
                                                                                      ______________            ___________
          TOTAL (DECREASE) IN NET ASSETS.................................                (9,591,143)             (7,846,381)
NET ASSETS:
    Beginning of period..................................................               239,948,484             230,357,341
                                                                                      ______________            ___________
    End of period (including undistributed investment income-net;
      $55,959 on March 31, 1996).........................................             $ 230,357,341           $ 222,510,960
                                                                                     ==============          ===============
                                                                                         SHARES                  SHARES
                                                                                      ______________            ___________
CAPITAL SHARE TRANSACTIONS:
    Shares sold..........................................................                 7,980,808               1,605,879
    Shares issued for dividends reinvested...............................                   578,767                 280,246
    Shares redeemed......................................................                (9,627,717)            (2,507,788)
                                                                                      ______________            ___________
      NET (DECREASE) IN SHARES OUTSTANDING...............................                (1,068,142)              (621,663)
                                                                                     ==============          ===============



See independent accountants' review report and notes to financial statements.

DREYFUS CALIFORNIA INTERMEDIATE MUNICIPAL BOND FUND
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.




                                                                                                                SIX MONTHS ENDED
                                                                   YEAR ENDED MARCH 31,                        SEPTEMBER 30, 1996
                                                            ________________________________________________
PER SHARE DATA:                                                1993(1)      1994         1995          1996         (UNAUDITED)
                                                              _______      _______      _______       _______      _____________
    Net asset value, beginning of period..                     $12.50      $13.32       $13.08        $13.02           $13.27
                                                              _______      _______      _______       _______          _______
    INVESTMENT OPERATIONS:
    Investment income-net.................                      .70           .72          .66           .62              .30
    Net realized and unrealized gain (loss)
      on investments......................                      .82          (.24)        (.06)          .25              .03
                                                              _______      _______      _______       _______          _______
      TOTAL FROM INVESTMENT OPERATIONS....                     1.52           .48          .60           .87              .33
                                                              _______      _______      _______       _______          _______
    DISTRIBUTIONS;
    Dividends from investment income-net..                     (.70)        (.72)         (.66)         (.62)            (.30)
                                                              _______      _______      _______       _______          _______
    Net asset value, end of period........                   $13.32         $13.08       $13.02        $13.27           $13.30
                                                             ======        =======      =======      ========         =========
TOTAL INVESTMENT RETURN...................                    13.20%(2)      3.52%        4.76%         6.75%           5.05%(2)
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets                        _          .04%         .32%          .65%            .77%(2)
    Ratio of net investment income to
      average net assets..................                     5.61%(2)      5.25%        5.13%         4.66%            4.50%(2)
    Decrease reflected in above expense ratios
      due to undertakings by the Manager..                      .99%(2)       .78%         .47%          .14%             .06%(2)
    Portfolio Turnover Rate...............                     6.74%(3)      6.32%       17.28%        41.42%           17.97%(3)
    Net Assets, end of period (000's Omitted)                $160,716     $293,363     $239,948     $230,357          $222,511
(1)    From April 20, 1992 (commencement of operations) to March 31, 1993.
(2)    Annualized.
(3)    Not annualized.


See independent accountants' review report and notes to financial statements.

DREYFUS CALIFORNIA INTERMEDIATE MUNICIPAL BOND FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES:
    Dreyfus California Intermediate Municipal Bond Fund (the "Fund") is registered under the Investment Company Act of 1940 ("Act") as a non-diversified open-end management investment company. The Fund's investment objective is to provide investors with as high a level of current income exempt from Federal and State of California personal income taxes as is consistent with the preservation of capital. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. Premier Mutual Fund Services, Inc. acts as the distributor of the Fund's shares, which are sold to the public without a sales charge.
    The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
    (A) PORTFOLIO VALUATION: The Fund's investments (excluding options and financial futures on municipal and U.S. treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. treasury securities are valued at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.
    (B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.
    The Fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the Fund.
    (C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain.

DREYFUS CALIFORNIA INTERMEDIATE MUNICIPAL BOND FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
    (D) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Internal
Revenue Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.
    The Fund has an unused capital loss carryover of approximately $7,187,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to March 31, 1996. The carryover does not include net realized securities losses from November 1, 1995 through March 31, 1996 which are treated, for Federal income tax purposes, as arising in fiscal 1997. If not applied, $2,551,000 of the carryover expires in fiscal 2003 and $4,636,000 expires in fiscal 2004.
NOTE 2-MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (A) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .60 of 1% of the value of the Fund's average daily net assets and is payable monthly. The Agreement provides that if in any full fiscal year the aggregate expenses of the Fund, exclusive of taxes, brokerage, interest on borrowings and extraordinary expenses, exceed the expense limitation of any state having jurisdiction over the Fund, the Fund may deduct from payments to be made to the Manager, or the Manager will bear the amount of such excess to the extent required by state law. The most stringent state expense limitation applicable to the Fund presently requires reimbursement of expenses in any full fiscal year that such expenses (exclusive of certain expenses as described above) exceed 2 1\2% of the first $30 million, 2% of the next $70 million and 1 1\2% of the excess over $100 million of the value of the Fund's average daily net assets in accordance with California "blue sky" regulations. However, the Manager had undertaken from April 1, 1996 through July 4, 1996, to reduce the management fee paid by the Fund, to the extent that the Fund's aggregate expenses (exclusive of certain expenses as described above) exceeded specified annual percentages of the Fund's average daily net assets. The Manager has currently undertaken from July 8, 1996 through March 31, 1997, to reduce the management fee paid by, or reimburse such excess expenses of the Fund, to the extent that the Fund's aggregate annual expenses (exclusive of certain expenses as described above) exceed an annual rate of .80 of 1% of the value of the Fund's average daily net assets. The reduction in management fee, pursuant to the undertakings, amounted to $64,808 during the six months ended September 30, 1996.
    The undertaking may be extended, modified or terminated by the Manager, providing that the resulting expense reimbursement would not be less than the amount required pursuant to the Agreement.
    (B) Pursuant to the Fund's Shareholder Services Plan, the Fund reimburses Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, an amount not to exceed an annual rate of .25 of 1% of the value of the Fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the six months ended September 30, 1996, the Fund was charged an aggregate of $120,425 pursuant to the Shareholder Services Plan.

DREYFUS CALIFORNIA INTERMEDIATE MUNICIPAL BOND FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
    The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted $49,117 during the six months ended September 30, 1996.
    (C) Each trustee who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $1,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.
NOTE 3-SECURITIES TRANSACTIONS:
    The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the six months ended September 30, 1996 amounted to $40,947,155 and $38,717,450, respectively.
    At September 30, 1996, accumulated net unrealized appreciation on investments was $5,556,929, consisting of $6,113,615 gross unrealized appreciation and $556,686 gross unrealized depreciation.
    At September 30, 1996, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


DREYFUS CALIFORNIA INTERMEDIATE MUNICIPAL BOND FUND
REVIEW REPORT OF ERNST & YOUNG LLP, INDEPENDENT ACCOUNTANTS
SHAREHOLDERS AND BOARD OF TRUSTEES
DREYFUS CALIFORNIA INTERMEDIATE MUNICIPAL BOND FUND
    We have reviewed the accompanying statement of assets and liabilities of Dreyfus California Intermediate Municipal Bond Fund, including the statement of investments, as of September 30, 1996, and the related statements of operations and changes in net assets and financial highlights for the six month period ended September 30, 1996. These financial statements and financial highlights are the responsibility of the Fund's management.
    We conducted our review in accordance with standards established by the American Institute of Certified Public Accountants. A review of interim financial information consists principally of applying analytical procedures to financial data, and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with generally accepted auditing standards, which will be performed for the full year with the objective of expressing an opinion regarding the financial statements and financial highlights taken as a whole. Accordingly, we do not express such an opinion.
    Based on our review, we are not aware of any material modifications that should be made to the interim financial statements and financial highlights referred to above for them to be in conformity with generally accepted accounting principles.
    We have previously audited, in accordance with generally accepted auditing standards, the statement of changes in net assets for the year ended March 31, 1996 and financial highlights for each of the four years in the period ended March 31, 1996 and in our report dated May 2, 1996, we expressed an unqualified opinion on such statement of changes in net assets and financial highlights.

                              [Ernst & Young LLP signature logo]

New York, New York
November 5, 1996


[Dreyfus lion "d" logo]
DREYFUS CALIFORNIA INTERMEDIATE
MUNICIPAL BOND FUND
200 Park Avenue
New York, NY 10166
MANAGER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
CUSTODIAN
The Bank of New York
90 Washington Street
New York, NY 10286
TRANSFER AGENT &
DIVIDEND DISBURSING AGENT
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940









Printed in U.S.A.                            902SA969
[Dreyfus logo]
California
Intermediate
Municipal
Bond Fund
Semi-Annual
Report
September 30, 1996